Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of August 4, 2008 by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the “Borrower”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A. The Borrower, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of October 6, 2006, as amended by instruments dated as of January 2, 2007, November 9, 2007 and March 13, 2008. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.
B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent do hereby agree as follows:
SECTION 1. Amendments to Credit Agreement.
(a) The definition of “Purchase Money Debt Basket” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:
“Purchase Money Debt Basket” means the amount the greater of (x) $150,000,000 or (y) 100% of Pro Forma Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for the twelve month period ending on the last day of the most recently ended fiscal quarter.
(b) Section 5.9(c) of the Credit Agreement is hereby amended to read in its entirety as follows:
(c) Consolidated Capital Expenditures. As of the end of each fiscal quarter of the Borrower beginning with the fiscal quarter ending June 30, 2008, Consolidated Capital Expenditures of the Borrower for the immediately preceding twelve month period shall not exceed two hundred percent (200%) of the last twelve month depreciation and amortization of the Borrower and its consolidated Subsidiaries determined on a rolling four fiscal quarter basis.

SECTION 2. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement.
SECTION 3. Expenses. The Borrower shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.
SECTION 4. Certifications. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred and (b) subject to the waiver set forth herein, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.
SECTION 5. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

2

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02
THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

CONSOLIDATED GRAPHICS, INC., a Texas corporation
By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Erin Robbins

Name:	Erin Robbins

Title:	Vice President

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ H.Michael Sultanik

Name:	H.Michael Sultanik

Title:	Vice President

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

BANK OF AMERICA, N.A.

By:	/s/ Julie Castano

Name:	Julie Castano

Title:	Vice President

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

COMERICA BANK

By:	/s/ De Von Lang

Name:	De Von Lang

Title:	Corporate Banking Officer

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Michael R. Quiray

Name:	Michael R. Quiray

Title:	Vice President

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

RBS CITIZENS, N.A.

By:	/s/ Patrick F. Dunphy

Name:	Patrick F. Dunphy

Title:	Senior Vice President

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Laif Afseth

Name:	Laif Afseth

Title:	Senior Vice President

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Banks would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

A&A AMALGAMATED PRINTING ENTERPRISES, INC.,
a California corporation,
AGS CUSTOM GRAPHICS, INC.,
a Maryland corporation,
AMERICAN LITHOGRAPHERS, INC.,
a California corporation,
APPLE GRAPHICS, INC.,
a California corporation,
AUSTIN PRINTING COMPANY, INC.,
a Georgia corporation,
AUTOMATED GRAPHIC IMAGING/COPY CENTER, INC.,
a District of Columbia corporation,
AUTOMATED GRAPHIC SYSTEMS, LLC,
a Maryland limited liability company,
BIGINK MAILING & FULFILLMENT COMPANY,
a Kansas corporation,
BRIDGETOWN PRINTING CO.,
an Oregon corporation,
BYRUM LITHOGRAPHING CO.,
an Ohio corporation,
CDS PUBLICATIONS, INC.,
an Oregon corporation,
CGML GENERAL PARTNER, INC.,
a Delaware corporation,
CGML, LLC,
a Delaware limited liability company,
CGX CALIFORNIA CONTRACTORS, INC.,
a California corporation
CGXMEDIA, INC.,
a Texas corporation
CHAS. P. YOUNG COMPANY,
a Texas corporation,
CHAS. P. YOUNG COMPANY, INC.,
a New York corporation,
CLEAR VISIONS, INC.,
a Texas corporation,
Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

COLUMBIA COLOR, INC.,
a California corporation,
CONSOLIDATED CARQUEVILLE PRINTING COMPANY,
an Illinois corporation
CONSOLIDATED GRAPHICS CALIFORNIA,
a California corporation,
CONSOLIDATED GRAPHICS DEVELOPMENT COMPANY,
a Delaware corporation,
CONSOLIDATED GRAPHICS INTERNATIONAL, INC.,
a Delaware corporation,
CONSOLIDATED GRAPHICS SERVICES, INC.,
a Delaware corporation,
CONSOLIDATED GRAPHICS PROPERTIES, INC.,
a Texas corporation,
CONSOLIDATED GRAPHICS PROPERTIES II, INC.,
a Texas corporation,
COPY-MOR, INC.,
an Illinois corporation,
COURIER PRINTING COMPANY,
a Tennessee corporation,
DIGITAL DIRECT, LLC,
a Pennsylvania limited liability company,
DIRECT COLOR, INC.,
a California corporation,
EAGLE PRESS, INC.,
a California corporation,
EASTWOOD PRINTING CORPORATION,
a Colorado corporation,
ELECTRIC CITY PRINTING COMPANY,
a South Carolina corporation,
EMERALD CITY GRAPHICS, INC.,
a Washington corporation,
FITTJE BROS. PRINTING CO.,
a Colorado corporation,
FREDERIC PRINTING COMPANY,
a Colorado corporation,
GARNER PRINTING COMPANY,
an Iowa corporation,
GEYER PRINTING COMPANY, INC.,
a Pennsylvania corporation,
GILLILAND PRINTING, INC.
a Kansas corporation,
Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

GRAPHCOM LLC,
a Georgia limited liability company,
GRAPHIC COMMUNICATIONS, INC.,
a California corporation,
GRAPHIC TECHNOLOGY OF MARYLAND, INC.,
a Maryland corporation,
GRAPHION, INC.,
a California corporation,
GRITZ-RITTER GRAPHICS, INC.,
a Colorado corporation,
GROVER PRINTING COMPANY,
a Texas corporation,
GSL FINE LITHOGRAPHERS,
a California corporation,
GULF PRINTING COMPANY,
a Texas corporation,
H & N PRINTING & GRAPHICS, INC.,
a Maryland corporation,
HEATH PRINTERS, INC.
a Washington corporation
HERITAGE GRAPHICS, INC.,
a Texas corporation,
IMAGE SYSTEMS, INC.,
a Wisconsin corporation,
IRONWOOD LITHOGRAPHERS, INC.,
an Arizona corporation,
KELMSCOTT COMMUNICATIONS LLC,
a Delaware limited liability company,
KEYS PRINTING COMPANY,
a South Carolina corporation,
LINCOLN PRINTING CORPORATION,
an Indiana corporation,
MARYLAND COMPOSITION.COM, INC.,
a Maryland corporation,
MAXIMUM GRAPHICS, INC.,
a Minnesota corporation,
MAXWELL GRAPHIC ARTS, INC.,
a New Jersey corporation,
MCKAY PRESS, INC.,
a Michigan corporation,
MERCURY PRINTING COMPANY, LLC,
a Tennessee limited liability company,
MERCURY WEB PRINTING, INC.,
a Kansas corporation,
Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

METROPOLITAN PRINTING SERVICES, INC.,
an Indiana corporation,
MOBILITY, INC.,
a Virginia corporation,
MOUNT VERNON PRINTING COMPANY,
a Maryland corporation,
MULTIPLE IMAGES PRINTING, INC.,
an Illinois corporation,
NIES/ARTCRAFT, INC.,
a Missouri corporation,
PICCARI PRESS, INC.,
a Pennsylvania corporation,
PRECISION LITHO, INC.,
a California corporation,
PRIDE PRINTERS, INC.,
a Massachusetts corporation,
PRINTING CONTROL SERVICES, INCORPORATED,
a Washington corporation,
PCA,
a Maryland limited liability company,
PBM GRAPHICS, INC.,
a North Carolina corporation,
PGH COMPANY, INC.,
a Delaware corporation,
PRINTING, INC.,
a Kansas corporation,
RUSH PRESS, INC.,
a California corporation,
S&S GRAPHICS, LLC,
a Maryland limited liability company,
S&S GRAPHICS PROPERTY, LLC,
a Delaware limited liability company,
SPANGLER GRAPHICS, LLC,
a Kansas limited liability company,
SPANGLER GRAPHICS PROPERTY, LLC,
a Kansas limited liability company,
STORTERCHILDS PRINTING CO., INC.,
a Florida corporation,
SUPERB PRINTING COMPANY,
a Texas corporation,
SUPERIOR COLOUR GRAPHICS, INC.,
a Michigan corporation,
TEWELL WARREN PRINTING COMPANY,
a Colorado corporation,
THE ETHERIDGE COMPANY,
a Michigan corporation,
Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

THE CYRIL-SCOTT COMPANY,
an Ohio corporation,
THE GRAPHICS GROUP, INC.,
a Texas corporation,
THE HENNEGAN COMPANY,
a Kentucky corporation,
THE JARVIS PRESS, INC.,
a Texas corporation,
THE JOHN C. OTTO COMPANY, INC.,
a Massachusetts corporation,
THE PIKES PEAK LITHOGRAPHIC CO.,
a Colorado corporation,
THE PRINTERY, INC.,
a Wisconsin corporation,
THEO. DAVIS SONS, INCORPORATED,
a North Carolina corporation,
THOUSAND OAKS PRINTING AND
SPECIALTIES, INC., a California corporation,
TUCKER PRINTERS, INC.,
a Texas corporation,
TULSA LITHO COMPANY,
an Oklahoma corporation,
TURSACK INCORPORATED,
a Pennsylvania corporation,
VALCOUR PRINTING, INC.,
a Missouri corporation,
WALNUT CIRCLE PRESS, INC.,
a North Carolina corporation,
WATERMARK PRESS, LTD.,
a California corporation,
WENTWORTH CORPORATION,
a South Carolina corporation,
WESTERN LITHOGRAPH COMPANY,
a Texas corporation,
WESTLAND PRINTERS, INC.,
a Maryland corporation,
WETZEL BROTHERS, LLC,
a Wisconsin limited liability company,
Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

WOODRIDGE PRESS, INC., a California corporation,
By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President of each of the foregoing

SERCO FORMS, LLC,
a Kansas limited liability company

By:	BIGINK MAILING & FULFILLMENT COMPANY, a Kansas corporation, and MERCURY WEB PRINTING, INC., a Kansas corporation, Members

By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President of each of the foregoing

CONSOLIDATED GRAPHICS MANAGEMENT,
LTD., a Texas limited partnership,

By:	CGML GENERAL PARTNER, INC., a
Delaware corporation, sole general partner
of Consolidated Graphics Management, Ltd.

By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.

CONSOLIDATED GRAPHICS DEVELOPMENT
LLC, a Delaware limited liability company

By:	CONSOLIDATED GRAPHICS
DEVELOPMENT COMPANY,
a Delaware corporation, Member

By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President

Unnumbered signature page to Fourth Amendment to Credit Agreement for Consolidated Graphics, Inc.